EXHIBIT 99.1

ASP Isotopes Inc. Enhances Executive Leadership Team with the Appointment of Heather Kiessling as Chief Financial Officer

Washington, D.C., June 13, 2024 (GLOBE NEWSWIRE) -- ASP Isotopes Inc. NASDAQ: ASPI ("ASP Isotopes” or the “Company”), an advanced materials company dedicated to the development of technology and processes for the production of isotopes for use in multiple industries, today announced the appointment of Heather Kiessling as its chief financial officer (CFO), effective as of July 1, 2024 (or such earlier date as may be mutually agreed), to support the Company’s next pivotal phase of growth.  Robert Ainscow, who currently serves as the Company’s CFO and chief operating officer (COO), will continue to serve as the Company’s COO, enabling him to focus his full time and attention on the Company’s operations and strategic initiatives.

“We have been laser-focused on cost management since the Company’s inception and have outsourced many roles.  As the Company progresses from being a pre-commercial company to a Company generating revenues, we require greater financial infrastructure,” said Paul Mann, Executive Chairman and Chief Executive Officer of ASP Isotopes.

“We are thrilled to welcome Ms Kiessling as our new CFO,” added Robert Ainscow, CFO and COO.  “Her expertise in financial controls and experience as an operational CFO with a track record of successful implementation of strategic plans in corporate operations across several functional areas, such as human resources, finance and accounting, research and development, manufacturing, quality, sales and marketing departments, ideally complement our executive management team.”

Ms. Kiessling has joined the Company from Danforth Advisors LLC, a life science financial strategy consultancy, where she has been providing consulting and advisory services to ASP Isotopes since November 2021.  Prior to joining Danforth Advisors, Ms. Kiessling held finance leadership roles at Cytonome/ST, LLC and AutoImmune Inc.  Ms. Kiessling is a CPA and holds a B.A. in management science from University of California, San Diego, and an M.B.A. from University of Michigan Graduate School of Business.

“I am excited to join ASP Isotopes during this important stage of corporate growth, commercialization and considerable progress in R&D.  It represents a unique and exciting opportunity given the Company’s important goals of delivering enriched isotopes for the nuclear medicine, green nuclear energy and semiconductor industries,” added Ms. Kiessling.

Inducement Grants

In connection with her appointment, effective as of her employment start date, the Company granted Ms. Kiessling 400,000 shares of the Company’s common stock. Subject to Ms. Kiessling being continuously employed by the Company through each applicable vesting date, the shares will vest in eight equal instalments over four years, with 50,000 shares vesting on each of the six-month anniversaries of Ms. Kiessling’s employment start date.  This restricted stock award was approved by the Company’s Compensation Committee and Board of Directors and granted under the Company’s 2024 Inducement Equity Incentive Plan as an inducement material to Ms. Kiessling entering into employment with ASP Isotopes, in accordance with Nasdaq Listing Rule 5635(c)(4).  The Company is providing this information in accordance with Nasdaq Listing Rule 5635(c)(4).

About ASP Isotopes Inc.

ASP Isotopes Inc. is a development stage advanced materials company dedicated to the development of technology and processes to produce isotopes for use in multiple industries. The Company employs proprietary technology, the Aerodynamic Separation Process (“ASP technology”). The Company’s initial focus is on producing and commercializing highly enriched isotopes for the healthcare and technology industries. The Company also plans to enrich isotopes for the nuclear energy sector using Quantum Enrichment technology that the Company is developing. The Company has isotope enrichment facilities in Pretoria, South Africa, dedicated to the enrichment of isotopes of elements with a low atomic mass (light isotopes).

There is a growing demand for isotopes such as Silicon-28, which will enable quantum computing, and Molybdenum-100, Molybdenum-98, Zinc-68, Ytterbium-176, and Nickel-64 for new, emerging healthcare applications, as well as Chlorine-37, Lithium-6, and Uranium-235 for green energy applications. We believe the ASP technology (Aerodynamic Separation Process) is ideal for enriching low and heavy atomic mass molecules. For more information, please visit www.aspisotopes.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to, our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; and the competitive nature of our industry. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. This press release includes market and industry data and forecasts that we obtained from internal research, publicly available information and industry publications and surveys. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Unless otherwise noted, statements as to our potential market position relative to other companies are approximated and based on third-party data and internal analysis and estimates as of the date of this press release. We have not independently verified this information, and it could prove inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data-gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the information and forecasts from sources cited herein. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contacts

Jason Assad– Investor relations

Email: Jassad@aspisotopes.com

Telephone: 561-709-3043

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